Exhibit 4.1

Number

Shares

GREEN EARTH TECHNOLOGIES, INC.
CORPORATE
SEAL
2007
DELAWARE

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
New York, NY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

GE 0020

GREEN EARTH TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 39303R 10  2

is the holder of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

GREEN EARTH TECHNOLOGIES, INC

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–	___________ Custodian ___________
TEN ENT	– as tenants by the entireties		(Cust) (Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act_______________
(State)

Additional abbreviations may also be used though not in the above list.

For value received,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________

	NOTICE:	THE SlGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ac-15.